UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	December 18, 2007

COMMUNITY PARTNERS BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-51889	20-3700861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1250 Highway 35 South, Middletown, New Jersey	07748
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(732) 706-9009

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On December 18, 2007, the Board of Directors of Community Partners Bancorp (the “Company”) approved an amendment to Sections 1 and 2 of Article V of the By-laws of the Company (the “By-laws”), effective immediately, to expressly provide that the Company may issue shares of its common stock in uncertificated or book-entry form and to make certain additional conforming changes to the By-laws.

A conformed copy of the By-laws, as amended, is filed herewith as Exhibit 3(ii)(A).  A copy of the amendment to the By-laws is filed herewith as Exhibit 3(ii)(B), and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit 3(ii)(A)	By-laws of Community Partners Bancorp, as amended (conformed copy)

Exhibit 3(ii)(B)	Amendment No. 1 to By-laws of Community Partners Bancorp

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY PARTNERS BANCORP

Date: December 19, 2007	By:	/s/ MICHAEL J. GORMLEY
Name: Michael J. Gormley
Title: Senior Vice President, CFO & COO

EXHIBIT INDEX

Exhibit No.	Title

Exhibit 3(ii)(A)	By-laws of Community Partners Bancorp, as amended (conformed copy)

Exhibit 3(ii)(B)	Amendment No. 1 to By-laws of Community Partners Bancorp